Supplement dated January 16, 2026 to the Statement of Additional Information dated June 1, 2025, as may be revised or supplemented from time to time.

AEW Global Focused Real Estate Fund

(the “Fund”)

Effective immediately, the table under the third paragraph in the section “Portfolio Holdings Information” within the Fund’s SAI is hereby amended to include the following:

Entity	Fund	Type	Frequency	Purpose
The Bank of New York Mellon Corporation	AEW Global Focused Real Estate Fund	Transactions/full portfolio holdings	Daily/monthly	Trade cost analysis/liquidity analysis

Effective immediately, the table under the third paragraph in the section “Portfolio Holdings Information” within the Fund’s SAI is hereby amended to remove the following:

Entity	Fund	Type	Frequency	Purpose
Abel Noser	AEW Global Focused Real Estate Fund	Transactions	Daily	Trade cost analysis